Exhibit 99.1

Dear colleague – This morning it is my privilege to share with you very exciting news about a new Constellation Energy.  Today, we’ve announced a merger with FPL Group that will create a new industry leader that will be North America’s leading competitive energy supplier and the nation’s second largest electric utility.

Still known as Constellation Energy, the combined company will be co-headquartered in Baltimore and Juno Beach, Fla.  We’re joining forces with one of the fastest growing and best run utilities and merchant generators in America. The new company will be a Fortune 100 company and nearly double the size of Constellation Energy today, with approximately $27 billion in annual revenue.

There’s been considerable speculation in the media about this transaction.  In the days and weeks ahead, you’ll learn the facts about the advantages gained through this partnership. There are many.

It’s important to emphasize that the headquarters of our competitive businesses (CCG, CNE, BGE Home, Constellation Energy Projects & Services) will remain in Baltimore. We anticipate no changes for BGE, which will maintain its current operations. My role in the new company will be Chairman of the Board and I will head the competitive companies.  FPL’s Chief Executive Officer, Lewis Hay, will upon closing of the merger become CEO of Constellation Energy.  I’ve gotten to know Lew well the past few years; he’s one of the most talented and well-respected leaders in our industry.

Our companies genuinely bring out the best in each other.  We have our strengths and skills, FPL Group has theirs. Each company has a diverse and efficient merchant fleet, and FPL has plants in key geographic areas, such as Texas and New England, where we serve a lot of customer load.  This presents an important competitive advantage.  We lower our costs if we serve load from our own plants, rather than exclusively buying and hedging supply in the open market.

In other areas, our companies share similarities.  FPL Group operates a utility in Southern Florida, Florida Power & Light, with 4.3 million customers and, of course, we have BGE in central Maryland with 1.2 million customers. Each company is an experienced nuclear operator, and the new company will manage seven nuclear power stations and 11 units, making us the third largest nuclear operator in America.

I know there’s a question on everyone’s mind: How will this affect me? In the short term, there will be virtually no impact on Constellation Energy employees.  In fact, it’s vitally important each of us remains focused on our current responsibilities.  The merger requires numerous approvals and is expected to take 9 to 12 months to complete. We cannot afford any distraction from our business priorities.

In my view, employees at Constellation Energy and FPL Group will come to view this merger as overwhelmingly positive.  While we expect to identify overlapping job functions, those that need to be eliminated may be addressed in large part through normal attrition.  The more compelling story is about the potential for personal and professional growth.  We will be working for a company that is twice the size, and its competitive growth engine will be managed from Baltimore.  We will have both a significantly strengthened balance sheet and a leadership position in competitive markets.  That all adds up to opportunity.

As I mentioned, you’ll soon learn a great deal more about the merger and our plans, and for additional detail please review today’s press release (insert link).

This is an extraordinary day for Constellation Energy, the start of a new chapter in a story that dates to 1816 and our first years as the Gas Light Company of Baltimore.  I firmly believe this next chapter will be marked by success and strong, sustainable growth.

Thanks to each of you for your continued commitment to Constellation Energy.  You have my commitment that at every step in this process I will do everything I can to keep you updated and informed.

Mayo

This communication is not a solicitation of a proxy from any security holder of FPL Group Inc. or Constellation Energy.  Constellation Energy intends to file with the Securities and Exchange Commission a registration statement that will include a joint proxy statement/prospectus and other relevant documents to be mailed to security holders in connection with the proposed merger of FPL Group and Constellation Energy. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FPL Group, Constellation Energy AND THE PROPOSED MERGER.  Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov .  In addition, a copy of the joint proxy statement/prospectus (when it becomes available) may be obtained free of charge from FPL Group (address), or from Constellation Energy, Shareholder Services, 750 East Pratt St., Baltimore, Md. 21202.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

The respective directors and executive officers of FPL Group and Constellation Energy and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding FPL Group’s directors and executive officers is available in its 2004

Form 10-K and the proxy statement filed with the SEC by FPL Group on April 5, 2005, and information regarding Constellation Energy’s directors and executive officers is available in its 2004 Form 10-K and the proxy statement filed with the SEC by Constellation Energy on April 13, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

This document includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, for example, statements regarding benefits of the proposed merger, integration plans and expected synergies, anticipated future financial and operating performance and results, including estimates for growth.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein.  These risks and uncertainties include, for example, the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of FPL Group or Constellation Energy stockholders to approve the transaction; the risk that the businesses will not be integrated successfully or that anticipated synergies will not be achieved or will take longer to achieve than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees, suppliers or governmental entities; unexpected transaction costs or liabilities; economic conditions; and other specific factors discussed in documents filed with the Securities and Exchange Commission by both FPL Group and Constellation Energy.  These risks, as well as other risks associated with the merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that Constellation Energy will file with the SEC in connection with the proposed merger.  Additional factors that may affect the future results of FPL Group or Constellation Energy are set forth in their respective filings with the SEC.  Investors and security holders may obtain free copies of these documents at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by FPL Group at www.fplgroup.com/investor.  Investors and security holders may obtain free copies of the documents filed by Constellation Energy at www.constellation.com/investors.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document.  Neither FPL Group nor Constellation Energy undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this document.